Goodwill	3 Months Ended
Jun. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
6. Goodwill
Goodwill
Changes in the carrying value of goodwill by reporting segment were as follows:

	Motion Picture	Television Production	Total
	(Amounts in millions)
Balance as of March 31, 2024	$398.6	$412.6	$811.2
Measurement period adjustments (1)	(3.9)	4.8	0.9

Balance as of June 30, 2024	$394.7	$417.4	$812.1

(1)
Measurement period adjustments for the acquisition of eOne reflect an increase to goodwill of $0.9 million resulting from a net decrease in estimated fair value of the net assets acquired. The decrease in the estimated fair value of the net assets acquired consisted of a net decrease to accounts receivable of $4.2 million, net increases to content related payables of $3.4 million, and other liabilities of $0.4 million, partially offset by a net increase to other assets of $3.7 million and decreases to accrued liabilities of $1.1 million and participations and residuals of $2.3 million.